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                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the Board of Directors of California Microwave, Inc. (the "Company"), hereby constitutes and appoints Frederick D. Lawrence and Kenneth J. Wees, and each of them, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1998, and to execute any amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED:  August 20, 1998


/s/ FREDERICK D. LAWRENCE                    /s/ WILLIAM B. MARX, JR.
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Frederick D. Lawrence                        William B. Marx, Jr.


/s/ ALFRED M. GRAY                           /s/ TERRY W. WARD
----------------------------------           ----------------------------------
Alfred M. Gray                               Terry W. Ward


/s/ ARTHUR H. HAUSMAN                        /s/ FREDERICK W. WHITRIDGE, JR.
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Arthur H. Hausman                            Frederick W. Whitridge, Jr.


/s/ GEORGE JOULWAN
----------------------------------
George Joulwan
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                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that Leslie G. Denend, whose signature appears below, being a member of the Board of Directors of California Microwave, Inc. (the "Company"), hereby constitutes and appoints Frederick D. Lawrence and Kenneth J. Wees, and each of them, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1998, and to execute any amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: September 14, 1998


/s/ LESLIE G. DENEND
_________________________
Leslie G. Denend